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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report January 11, 1999

               (Date of earliest event reported: January 5, 1999)

                                   VERIO INC.

             (Exact name of registrant as specified in its charter)

                  Delaware                                      0-24219                                    84-1339720
      (State or other jurisdiction of                  (Commission File Number)                 (IRS Employer Identification No.)
               incorporation)

         8005 South Chester Street, Suite 200, Englewood, Colorado 80112
               (Address of Principal Executive Offices) (Zip Code)

                                 (303) 645-1900
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)




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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 5, 1999, the Registrant completed the acquisition of Best Internet Communications, Inc., d/b/a/ Hiway Technologies, Inc. ("Hiway"). The acquisition of Hiway was consummated pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of November 17, 1998 (the "Merger Agreement"), providing for a merger of a wholly owned subsidiary of the Registrant with and into Hiway (the "Merger"), with Hiway surviving as a wholly owned subsidiary of the Registrant. Upon consummation of the Merger, approximately 3.14 million shares of the Registrant's common stock became issuable, and approximately $1.76 million became payable, to the former shareholders of Hiway, reflecting a common stock exchange ratio of 0.087568392 shares of the Registrant's common stock and a per share cash amount of $4.900728 for each outstanding share of Hiway's common stock. In addition, approximately
1.77 million additional shares of the Registrant's common stock have been reserved for issuance upon the exercise of options and warrants issued in replacement of Hiway options and warrants that were not exercised prior to the consummation of the Merger, reflecting an option/warrant exchange ratio of
0.3938639. The Merger was approved by 98.97% of the voting shares of the former shareholders of Hiway at a special meeting of shareholders held on December 29, 1998. Following the Merger, the former shareholders of Hiway will own approximately 13% of the Registrant's common stock, on a fully diluted basis, of which approximately 59% of such shares are subject to a six-month lockup. Pursuant to the terms of the Merger Agreement, Hiway designated Arthur L. Cahoon to serve on the board of directors of the Registrant. The Merger is expected to be accounted for under the purchase method of accounting, and was structured as a taxable transaction.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Best Internet Communications, Inc.

         Incorporated herein by reference to pages F-5 to F-23 of the Proxy Statement/Prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-67715).

         (b)  Pro Forma Financial Information

         Incorporated herein by reference to pages 70 to 83 of the Proxy Statement/Prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-67715).

         (c)  Exhibits.


         2.1 Amended and Restated Agreement and Plan of Merger, dated as of November 17, 1998, by and among the Registrant, Purple Acquisition, Inc. and Best Internet Communications, Inc. (incorporated by reference to Annex A included in the Proxy Statement/Prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-67715)).


         20.1   Press Release issued by the Registrant on January 5, 1999.

         23.1   Consent of PricewaterhouseCoopers LLP.

         23.2   Consent of DeMeo, Young, McGrath & Company, P.A.

         99.1 Financial Statements of Best Internet Communications, Inc. (incorporated herein by reference to pages F-5 to F-23 of the Proxy Statement/Prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-67715)).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VERIO INC.


                                        By: /s/ CARLA HAMRE DONELSON
                                            ------------------------------------
                                            Carla Hamre Donelson
                                            Vice President, General Counsel and
                                            Secretary



Dated:    January 11, 1999



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                                 EXHIBIT INDEX

      EXHIBIT
        NO.                       DESCRIPTION OF EXHIBIT
      -------                     ----------------------


         2.1 Amended and Restated Agreement and Plan of Merger, dated as of November 17, 1998, by and among the Registrant, Purple Acquisition, Inc. and Best Internet Communications, Inc. (incorporated by reference to Annex A included in the Proxy Statement/Prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-67715)).


         20.1   Press Release issued by the Registrant on January 5, 1999.

         23.1   Consent of PricewaterhouseCoopers LLP.

         23.2   Consent of DeMeo, Young, McGrath & Company, P.A.

         99.1 Financial Statements of Best Internet Communications, Inc. (incorporated herein by reference to pages F-5 to F-23 of the Proxy Statement/Prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-67715)).